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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                                   ----------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          July 7, 1999
                                                --------------------------------


                           EPICOR SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


         Delaware                    0-20740                     33-0277592
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(State or other jurisdiction       (Commission               (I.R.S. Employer
        of incorporation)          File Number)              Identification No.)


          195 Technology Drive, Irvine, California                92618
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          (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code       (949) 585-4000
                                                  ------------------------------


                         PLATINUM SOFTWARE CORPORATION
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         (Former name or former address, if changed, since last report)

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ITEM 5. OTHER EVENTS

        On July 7, 1999, Epicor Software Corporation, (the "Company") announced preliminary results for its second quarter of fiscal 1999, ending June 30, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (C) EXHIBITS.

        Exhibit Number

        Ex-99.1   Press Release dated July 7, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EPICOR SOFTWARE CORPORATION

Date: July 8, 1999                  By    /s/ Perry Tarnofsky
                                      ------------------------------------------
                                          Perry Tarnofsky
                                          Vice President


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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number                                                     Sequentially
                                                                   Numbered Page
    Ex.-99.1          Press Release dated July 7, 1999.              5


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